UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2018

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P.A.M. TRANSPORTATION SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15057	71-0633135
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

297 West Henri De Tonti, Tontitown, Arkansas 72770

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (479) 361-9111

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2018, the Board of Directors (the “Board”) of P.A.M. Transportation Services, Inc. (the “Company”) elected Edwin J. Lukas to serve as director of the Company. He will serve in this capacity until the Company’s 2019 Annual Meeting of Stockholders, and until such time as his successor is duly elected and qualified, or until his earlier resignation or removal. The Board does not expect to appoint Mr. Lukas to any Board committees at this time.

Mr. Lukas, age 51, has served as Vice President of CenTra, Inc., a diversified holding company in Warren, Michigan, since January 2016. Prior to joining CenTra, Mr. Lukas was a partner at Bodman PLC, a 150-attorney law firm headquartered in Detroit, Michigan, where his practice focused on corporate law, mergers and acquisitions, and securities compliance matters. He previously served as the Chairman of the Business Law Section of the State Bar of Michigan. He is a graduate of the University of Pennsylvania and the University of Detroit School of Law, where he served as Editor-in-Chief of the University of Detroit Law Review. Mr. Lukas brings to our Board extensive experience in representing both public and private companies in a wide range of industries. His breadth of experience provides him with subject matter expertise in corporate law, corporate finance, capital markets transactions, mergers and acquisitions, and securities compliance matters.

CenTra, Inc. is controlled by the Chairman of the Board and controlling stockholder of the Company, Mr. Matthew Moroun. Information regarding certain transactions between the Company and certain subsidiaries of CenTra and other companies owned or controlled by our directors, Mr. Matthew Moroun and Mr. Manuel Moroun, is available under the caption “Transactions with Related Persons” in the Company’s Definitive Proxy Statement on Schedule 14A for the Company’s 2018 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on March 20, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P.A.M. TRANSPORTATION SERVICES, INC.
(Registrant)

Date: November 5, 2018	By:	/s/ Allen W. West
Allen W. West Vice President of Finance, Chief Financial Officer, Secretary and Treasurer